UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024
FVCBankcorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Number)
11325 Random Hills Road
Fairfax, Virginia 22030
(Address of Principal Executive Offices) (Zip Code)
(703) 436-3800
Registrant’s telephone number, including area code:
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 0

Item 5.07 Submission of Matters to a Vote of Security Holders.

FVCBankcorp, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 15, 2024 (the “Annual Meeting”). The matters considered and voted on by the shareholders at the annual meeting and vote of the shareholders were as follows:

1.To elect directors of the Company for a one year term, expiring at the 2025 Annual Meeting of Shareholders:

	For	Withhold
David W. Pijor	11,396,090	152,163
L. Burwell Gunn	10,916,132	632,121
Marc N. Duber	11,452,248	96,005
Patricia A. Ferrick	11,366,031	182,222
Meena Krishnan	11,445,689	102,564
Scott Laughlin	11,373,869	174,384
Devin Satz	11,383,773	164,480
Lawrence W. Schwartz	11,379,642	168,611
Sidney G. Simmonds	11,365,780	182,473
Daniel M. Testa	11,112,950	435,303
Philip “Trey” R. Wills III	11,388,282	159,971
Steven M. Wiltse	11,209,860	338,393

There were 3,290,270 broker non-votes in the election of directors.

2.To approve the following (non-binding) resolution: Resolved, that the shareholders of FVCBankcorp, Inc., approve the compensation of the named executive officers as disclosed in the proxy statement pursuant to the rules of the Securities and Exchange Commission

For	Against	Abstain
11,015,188	471,276	61,789

3.To approve, in an advisory (non binding) vote whether an advisory vote on the executive compensation should be held every one, two or three years

1 Year	2 Years	3 Years	Abstain
10,697,061	350,743	381,275	119,174

4.Proposal to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm to audit the financial statements of the Company for the year ended December 31, 2024:

For	Against	Abstain
14,759,061	61,013	18,449

There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	2024 Annual Shareholders’ Meeting Presentation Materials.

104	The cover page from the Company’s Form 8-K with a date on report of May 15, 2024, formatted in Inline Extensible Business Reporting Language (included with the Inline XBRL document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

	By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Executive Vice President and Chief Financial Officer

Dated: May 16, 2024